Focusing on Oil & Liquids Wells Fargo Securities 2 nd Annual E&P Forum March 15, 2011 Exhibit 99.1

This presentation contains statements expressing expectations of future plans, objectives, and performance that constitute forward-looking statements made pursuant to the Safe Harbor
Provision of the Private Securities Litigation Reform Act of
1995. Unless noted, these statements do not reflect possible or pending acquisitions, divestitures, or restructurings.
Statements based on expectations
are forward-looking
statements that are dependent on certain events, risks, and
uncertainties that could cause actual results to differ materially from those anticipated. A discussion of risks and uncertainties is included in the Company’s periodic reports filed with the
SEC.

Energen is a top 25 independent producer of domestic natural gas, oil, & natural gas liquids and the largest distributor of natural gas in Alabama. 3

Excellent balance sheet
(debt-to-total cap at YE11
estimated at    25%)
Significant  ATCF
$1.0 B syndicated credit
facility
Oil/NGLs comprise 47%
of 2010 proved reserves
Hedging strategy

ATCF ($MM)
(2011e ATCF reflects mid-point of guidance range)

5 2008 2010 2011e 2009 $451 $433 $777 ($MM) (Energen Resources’ 2011e ATCF reflects mid-point of guidance range)

Liquids Production Growth: 20%
2011 Assumptions
69% of est. production hedged
9% production growth
Unhedged price assumptions:
$4.25 gas, $80 oil, $0.83 NGL
LOE: $12.18/BOE
DD&A: $11.46/BOE
G&A: $2.94/BOE
AGC average equity of $346
MM

EPS diluted
* Excludes $0.34 non-cash write-off of Alabama shale acreage

69% of 2011(e) production hedged
2011(e) cash costs: $15.06/BOE
49% Hedged @ $0.90/gal
Total NGL: 86.7 MMgal
2012: 3.7 MMBbl at $82.34, 40.5 Bcf at $5.02, 39.9 MMgal at $0.86
2013: 3.2 MMBbl at $85.32, 28.0 Bcf at $5.30; 2014: 2.7 MMBbl at $87.44
73% Hedged @ $6.20/Mcf
Total Gas:  72.1Bcf

8

303 MMBOE of
proved reserves @
YE2010
2011e production
mix:
59% gas
41% oil/NGL
Major presence in
3 largest areas of
operation
* Based on U.S. Proved Reserves
TX
Black Warrior Basin:
154 Bcf (8%)
N. LA/E. TX/Other:
51 Bcfe (3%)
San Juan Basin:
815 Bcfe (45%)
Permian Basin: 133
MMBOE (44%)
Farmington
Midland
Arcadia
Birmingham
NM
CO
LA
AL

Estimated Probable & Possible Reserves: 315+ MMBOE 10 (MMBOE) 264 303 264 303 (MMBOE)

Oil/NGL comprise 41% of
estimated production in 2011.
Based on pace of drilling and
risking incorporated into
acquisition models, oil and NGL
production could increase
approximately 60% from 2010
to 2013.

Production (MMBOE)
41%
59%
20.5
18.8
18.6
17.1

>80% of 2011 capital spending in Permian Basin 12 Production by Basin (MBOE) Capital Spending by Basin ($MM)

13 * Net wells to be drilled

Bone Spring/Avalon
Seller: SandRidge Energy
40,000 net acres - Avalon
21,300 net acres - Bone
Spring
21 MMBOE unproved
reserves (net unrisked)
$110 MM + closing adj.
Future cost to develop Bone
Spring potential: $465 MM
Potential drilling locations:
62 Bone Spring, 125 Avalon
Wolfberry
Private sellers
19,060 net acres
$260 MM + closing adj.
Future cost to develop: $755
MM
Future drilling locations:
205 PUD, 219 probable

3rd Bone Spring
Vertical depth:
11,000’ – 11,300’
Horizontal wells
Multi-stage fracs (8-10)
EUR: 400 – 500 MBOE
Well cost: $7.5 Million
Rigs in 2011: 4-5

NEW MEXICO
TEXAS
Loving
Winkler
Reeves
Ward
Avalon ERC
Area of Interest
3 Bone Spring
ERC Area of
Interest
50,000 net undeveloped acres;
150 potential locations on
320-acre spacing
Recently Drilled Bone Spring Wells
ERC  3 Bone Spring Wells
rd
rd

Avalon Shale
Vertical depth:
8,500’ - 9,000’
Horizontal wells
Multi-stage fracs (8-10)
EUR: 300 – 350 MBOE
Well cost: $5.5 Million

NEW MEXICO
TEXAS
Loving
Winkler
Reeves
Ward
Avalon ERC
Area of Interest
3
rd
Bone Spring ERC
Area of Interest
80,000 net undeveloped acres;
250 potential locations on 320-
acre spacing
Recently Drilled Bone Spring Wells
ERC 3 rd Bone Spring Wells
Recently Drilled Avalon Wells
Avalon Test Wells (vertical)
ERC Avalon Well

0.2 2000 0.3

11,000’
8,750’
11,900’
3
rd
Bone
Spring
Sands
Avalon Avalon
Shale Shale
Top of Top of
Bone Bone
Spring Spring
Interval Interval
Top of Top of
Wolfcamp Wolfcamp
8,500’
11,300’
8,550’
Upper Upper
Wolfcamp Wolfcamp

26,300 net undeveloped acres;
650 potential locations on 40-
acre spacing
Wolfberry
Completion interval:
7,500’ – 10,500’
Vertical wells
Multi-stage fracs (6-8)
EUR: 125 – 175MBOE
Well cost: $1.8 Million
Rigs in 2011: 7

Gaines Dawson Borden
Andrews Martin Howard
Glasscock Midland Ector
Crane Upton Reagan
Sterling
Irion
Midland

19 7,500’ 9,000’ 9,000’ 10,600’ Wolfcamp Wolfcamp Lower Lower Spraberry Spraberry Cline Cline Upper Upper Spraberry Spraberry Dean Dean Strawn Strawn 8,000’ 8,750’ 9,900’ 10,400’

Haynesville Shale
12,000 acres
Lewis Shale
55,500 acres
Mancos/Niobrara Shale - Gas
55,500 acres
Mancos/Niobrara Shale - Oil
54,000 acres
Marcellus Shale
200,000 acres
Net
Net
Undeveloped
Undeveloped
Acres
Acres

Net
Undeveloped
Acres
Lewis Shale: 55,500
Niobrara Shale
Gas: 55,500
Niobrara Shale
Oil: 54,000

Niobrara Shale Oil
Lewis Shale
Farmington
Durango
San Juan
Rio Arriba
Sandoval
La Plata Archuleta
Niobrara Shale Gas
Recently Drilled Niobrara Shale Wells (horizontal)

OHIO
Shreveport
Bienville
Webster
PENN.
W. VIRGINIA MD
Pocahontas
Nicholas
Webster
Fayette
Raleigh
Wyoming
Boone
Tucker
Mineral
Haynesville
12,000 Net Undeveloped Acres
Area of Major
Haynesville
Development
Recently Completed Haynesville Wells
Recently Drilled Haynesville Wells
Permitted Marcellus Wells (hrzntl)
6 Completed Marcellus Wells (vert)
Marcellus – Appalachia
200,000 Net Undeveloped Acres
Areas of Major Marcellus Activity
Garrett

Complementary business Excellent rate of return Primary source of dividend 23

Single-state utility More than 437,000 customers Progressive regulation RSE through rate-year 2015 Allowed ROE: 13.15%-13.65% Forward-looking test year Temperature adjustment Birmingham Montgomery 24

2011 dividend raised 3.8% Alagasco funds dividend at utility payout over 65% ERC may make small payout contribution 25 Annual Dividend Rate

Liquids-focused Significant Hedges Strong Cash Flows Excellent Fundamentals Proven Track Record 26

Julie S. Ryland Vice President – Investor Relations 205-326-8421 jryland@energen.com www.energen.com 27

Note: 2011e data constitute forward-looking statements
The U.S. Securities and Exchange Commission (SEC) requires public companies to reconcile Non-
GAAP financial measures to related GAAP measures. GAAP refers to generally accepted accounting principles. After-tax Cash Flow (ATCF) is a Non-GAAP financial measure. Energen believes ATCF is relevant as a measure of cash available to fund its capital expenditures, dividends, debt reduction, and other investments.

After-tax Cash Flow (ATCF) is a Non-GAAP financial measure. Energen believes ATCF is relevant as a measure of cash available to fund its capital expenditures, dividends, debt reduction, and other investments. Adjusted Cash Flows from Operations
Excluding Alagasco reflect information specific to Energen’s non-regulated activities.

The U.S. Securities and Exchange Commission (SEC) requires public companies to reconcile Non-
GAAP financial measures to related GAAP measures. GAAP refers to generally accepted accounting principles. Net Income excluding the non-cash, after-tax unproved leasehold write-
off is a Non-
GAAP financial measure. Energen believes that excluding it for comparative purposes better reflects financial performance of the company’s on-going operations.

March 15, 2011 Wells Fargo Securities 2 nd Annual E&P Forum Focusing on Oil & Liquids